SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

EXCELSIOR VENTURE PARTNERS III, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXCELSIOR VENTURE PARTNERS III, LLC

225 High Ridge Road
Stamford, CT 06905

November 11, 2009

Dear Member:

You are cordially invited to attend a Special Meeting of Members of Excelsior Venture Partners III, LLC (the “Company”) to be held on December 10, 2009 at 11:30 a.m., EST time, at the offices of the Company at 225 High Ridge Road, Stamford, CT 06905 (the “Meeting”).

The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

You will be asked to consider and approve the following:

1.	To consider and vote upon a proposal to authorize the Board of Managers to withdraw the Company’s election to be treated as business development company (the “BDC Election”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue the Company’s operations as a registered closed-end management investment company (“Proposal 1”);
2.	To approve an amendment to the Company’s Limited Liability Company Operating Agreement in order to eliminate the incentive carried interest payment and to make such other changes as the officers of the Company, upon consultation with counsel, deem necessary to reflect the withdrawal of the BDC Election, provided that the withdrawal of the Company’s BDC election is approved by the Members of the Company (“Proposal 2” and together with Proposal 1, the “Proposals”); and
3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Managers of the Company is recommending a vote FOR approval of Proposals 1 and 2, as more fully set forth in the Proxy Statement. The Proposals and the reasons the Company believes the Proposals are in the Members’ best interests are set forth in the attached Proxy Statement.

You may vote at the Meeting if you were a Member of record of the Company as of the close of business on September 28, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. However, whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

We look forward to seeing you at the Meeting or receiving your proxy so your interests may be voted at the Meeting. Please feel free to call us at 1-866-921-7951 if you have any questions regarding voting procedures.

Sincerely yours,

/s/ James D. Bowden
James D. Bowden
Chief Executive Officer
and President

Members Are Urged to Mark, Sign, Date and Return the Enclosed
Proxy Card in the Enclosed Envelope or Vote by Other Means as Described in the Proxy Card.

EXCELSIOR VENTURE PARTNERS III, LLC

225 High Ridge Road
Stamford, CT 06905

NOTICE OF SPECIAL MEETING OF MEMBERS

TO BE HELD ON DECEMBER 10, 2009

November 11, 2009

To the Members of Excelsior Venture Partners III, LLC (the “Members”):

Notice is hereby given that a Special Meeting of Members (the “Meeting”) of Excelsior Venture Partners III, LLC (the “Company”) will be held on December 10, 2009 at 11:30 a.m., EST time, at the offices of the Company at 225 High Ridge Road, Stamford, CT 06905 (the “Meeting”).

The Meeting will be held for the following purposes:

1.	To consider and vote upon a proposal to authorize the Board of Managers to withdraw the Company’s election to be treated as business development company (the “BDC Election”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue the Company’s operations as a registered closed-end management investment company (“Proposal 1”);
2.	To approve an amendment to the Company’s Limited Liability Company Operating Agreement in order to eliminate the incentive carried interest payment and to make such other changes as the officers of the Company, upon consultation with counsel, deem necessary to reflect the withdrawal of the BDC Election, provided that the withdrawal of the Company’s BDC election is approved by the Members of the Company (“Proposal 2” and together with Proposal 1, the “Proposals”); and
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposals referred to above are discussed in the Proxy Statement attached to this Notice. You may vote at the Meeting if you were a Member of record of the Company as of the close of business on September 28, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. The Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “For” the proposal and in the discretion of the persons named as proxies in connection with any matter which may properly come before the Meeting or any adjournment thereof.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

The Company will furnish, without charge, a copy of the Company’s Form 10-Q upon request. To request a copy, please call 1-866-921-7951 or write to Excelsior Venture Partners III, LLC, 225 High Ridge Road, Stamford, Connecticut 06905. You may also view or obtain these documents from the Securities and Exchange Commission (the “SEC”) (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

If you have any questions, please call the Company at 1-866-921-7951.

By Order of the Board of Managers of
Excelsior Venture Partners III, LLC

Marina Belaya
Secretary

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital. By law, the Meeting scheduled for December 10, 2009 will have to be adjourned without conducting any business if less than a majority of the interests eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

Your vote could be critical to enable the Company to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing, dating and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Please see your proxy card for additional instructions on how to vote.

EXCELSIOR VENTURE PARTNERS III, LLC

225 High Ridge Road
Stamford, Connecticut 06905

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers (the “Board of Managers” or the “Board”) of Excelsior Venture Partners III, LLC (the “Company”). A meeting of members (the “Members”) will be held at the offices of the Company at 225 High Ridge Road, Stamford, CT 06905 on December 10, 2009 at 11:30 a.m., EST time (the “Meeting”). This Proxy Statement and the accompanying proxy card are first being mailed to Members on or about November 11, 2009.

It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company’s officers, administrator and Bank of America Capital Advisors LLC (the “Investment Adviser” or “BACA”) may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. The Company will pay approximately $5,000 (plus reimbursement of out-of-pocket expenses) to Broadbridge, a third party solicitor, to assist with the solicitation of proxies. Broadbridge may solicit proxies by telephone or other electronic means or in person. The Company may also retain D.F. King & Co., Inc., a third party solicitor, to further assist with the solicitation of proxies. If retained, the approximate cost would be $5,000. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate Members’ identities, to allow Members to authorize the voting of their interests in accordance with their instructions and to confirm that their instructions have been properly recorded. Any Member giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet also may be revoked at any time before they are voted in the same manner as they were originally given or on the same manner that proxies voted by mail may be revoked.

The following summarizes the Proposals to be voted on at the Meeting.

Proposals:

1.	To consider and vote upon a proposal to authorize the Board of Managers to withdraw the Company’s election to be treated as business development company (the “BDC Election”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue the Company’s operations as a registered closed-end management investment company;
2.	To approve an amendment to the Company’s Limited Liability Company Operating Agreement (the “LLC Agreement”) in order to eliminate the incentive carried interest payment and to make such other changes as the officers of the Company, upon consultation with counsel, deem necessary to reflect the withdrawal of the BDC Election, provided that the withdrawal of the Company’s BDC election is approved by the Members of the Company; and
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

A proxy card is enclosed with respect to the interests you own in the Company.

If the proxy card is executed and returned properly, the interests represented by it will be voted at the Meeting in accordance with your instructions. Each interest is entitled to one vote.

Members are requested to complete the enclosed proxy card and return it in the enclosed envelope or to vote via telephone or electronic means. No postage is required if the proxy card is mailed in the United States.

The Company’s Board of Managers Unanimously Recommends a Vote in
Favor of the Proposals Described in this Proxy Statement.

Dated: November 11, 2009

PROPOSAL ONE
Withdrawal of the Company’s election to be treated as a BDC pursuant to Section 54(c) of the 1940 Act, and continuation of the Company’s operations as a registered closed-end management investment company.

The Conversion

On February 23, 2000, the Company filed an election to become a business development company (a “BDC”). The Company elected BDC status intending to make investments into developing businesses, investing primarily in domestic venture capital and other private companies and, to a lesser extent domestic and international private funds negotiated private investments in public companies and international direct investments that the Company’s Investment Adviser believes offer significant long-term capital appreciation. The Company generally expected that it would provide managerial assistance to such companies. At the time of its election, the Company believed that this operating model was best effected through the BDC structure. As a BDC, the Company has been subject to certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, and it was excepted from other provisions of the 1940 Act applicable to registered closed-end management investment companies. BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions involving affiliates and other matters than registered closed-end management investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, most notably, greater restrictions on permitted types of investments than registered closed-end management investment companies generally. As a BDC, the Company generally must invest at least 70% of its total assets in “eligible portfolio companies” and certain other qualifying assets as defined in the 1940 Act.

In consideration of the planned future operations of the Company, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the nature of the Company’s business, the regulatory regime governing the BDCs is no longer appropriate and will hinder the Company’s future growth.

As a result, the Board has discussed and evaluated the impact on the Company of the regulatory regime governing the BDCs under the 1940 Act and the limitations on the Company’s investments, and determined that it would be in the best interests of the Company and its Members to withdraw the Company’s BDC election and convert the Company into a registered closed-end management investment company in order to permit the Company to invest more broadly (the “Conversion”).

The Board noted that the Conversion would decrease the management fees paid by the Company because the incentive fee permitted to be charged to the Company as a BDC would not be permitted after the Conversion and thus would no longer be assessed. There will be no increase, either direct or indirect, in the base management fee, which is calculated at the annual rate of 1.0% of the average quarterly net assets of the Company, determined as of the end of each fiscal quarter, with such fee payable quarterly in arrears on the last day of each fiscal quarter. The elimination of the incentive fee, as the change to the management fee, results in a lower fee to the Company. However, this change in the management fee was not a significant factor in the Board’s decision to withdraw the Company’s election to be treated as a BDC. The Conversion is not anticipated to result in a change in the way the Company values its assets nor is it expected to have any material impact on the Companies current assets. As a result of the Conversion, the Board believes that there will be a decrease in the Company’s expenses.

After consideration of the factors described above, on September 25, 2009, the Board unanimously approved a formal proposal to recommend to the Members that the Board be authorized to withdraw the Company’s election to be treated as a BDC and continue operations as registered closed-end management investment company subject to other registration requirements under the 1940 Act.

The Company has undertaken several steps in anticipation of meeting the requirements for withdrawal of its election to be treated as a BDC, including: (1) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and continuing operations as a registered closed-end management investment company; and (2) preparing for registration and operation as a closed-end investment company.

If Members approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company’s notice of withdrawal on Form N-54C. The Company will file a notification of registration under the 1940 Act on Form N-8A with the SEC to register as a closed-end investment management company on the same day that it files the Form N-54C. The Company intends to file an amended registration statement under the 1940 Act on Form N-2 within three months thereafter.

Impact of Conversion on Regulatory Requirements

After its Conversion to a registered closed-end investment management company, the Company will be subject to regulatory requirements that are different from those to which it was subject as a BDC. In particular, after the Conversion the filings would be made on Forms N-CSR, N-SAR and N-Q in lieu of the Forms 10-K and 10-Q. Members will receive full financial information of the Company on the semi-annual and annual reports to Members. For the interim quarter periods, the Forms N-Q will only set forth information about portfolio holdings, without other financial information. In addition:

•	The Company will no longer be required to file reports of current material events on Form 8-K or any other similar form.
•	The Company, as a registered closed-end investment management company, will be subject to stricter compliance requirements with regard to principal and joint transactions with its affiliates under the 1940 Act.
•	The Company will no longer be subject to the provisions set forth in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated thereunder which relate specifically to BDCs, but will be subject to the similar, and in some instances (such as the transactions referred to above) more rigorous provisions set forth in the 1940 Act applicable to registered closed-end funds, as well as other provisions of the 1940 Act which do not apply to BDCs.

Timing

If Members approve the proposal to authorize the Board to withdraw the Company’s election to be regulated as a BDC, the Company will file a Form N-54C to effect the withdrawal as soon as practicable thereafter.

Required Vote

Pursuant to the 1940 Act and the LLC Agreement, the approval of the withdrawal of the Company’s BDC election and the conversion of the Company into a registered closed-end management investment company requires the affirmative vote of the holders of a “majority of the outstanding securities” (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the interests of the Company present at the Meeting if the holders of more than 50% of the outstanding interests of the Company are present in person or by proxy or (b) more than 50% of the outstanding units of the Company. This voting requirement is referred to as a “majority of the outstanding securities.” The presence in person or by proxy of the holders of a majority of the interests of the Company will constitute a quorum. For purposes of the vote on Proposal 1, abstentions and broker non-votes will have the same effect as a vote against Proposal 1, but will be counted toward the presence of a quorum. Unless a contrary specification is made, an executed and returned proxy card will be voted FOR approval of Proposal 1.

No Dissenter’s Rights

The Delaware Limited Liability Company Act does not grant Members of a Delaware limited liability company dissenter’s rights with respect to authorization to withdraw the election to be treated as a BDC pursuant to Section 54 (c) under the 1940 Act and to continue operations as a registered closed-end management investment company.

Interest of Certain Persons in Matters to be Acted Upon

Except in their capacity as Members, none of the Company’s officers, members of the Board (the “Managers”), or any of their affiliates has any interest in the withdrawal of the Company’s election to be regulated as a BDC.

The Board, including all of its managers who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Managers”), unanimously recommends that Members vote to authorize the Board to withdraw the Company’s election to be treated as a BDC pursuant to Section 54(c) under the 1940 Act and to continue operations as a registered closed-end management investment company.

PROPOSAL TWO
Amendment to the Limited Liability Company Operating Agreement

Currently, the LLC Agreement contains provisions (i) regarding payment of an incentive carried interest and (ii) the BDC election. On September 25, 2009, the Board unanimously approved a formal proposal to recommend to Members that Members adopt an amendment to the LLC Agreement to eliminate the incentive carried interest and to make such other changes as the officers of the Company, upon consultation with counsel, deem necessary to reflect the withdrawal of the BDC Election.

If Members fail to approve either (i) the withdrawal of the BDC election or (ii) the amendment to the LLC Agreement, the existing LLC Agreement will continue in effect and the Company will continue its operations as a BDC.

Reasons For and Effect of the Amendment

The sole purpose of the amendment to the LLC Agreement is to eliminate the incentive carried interest and reflect the withdrawal of the BDC election.

Required Vote

Pursuant to the LLC Agreement, an amendment to the LLC Agreement requires the affirmative vote of the Members who in the aggregate own more than 50% of the outstanding interests. The presence in person or by proxy of the holders of a majority of the interests of the Company will constitute a quorum. For purposes of the vote on Proposal 2, abstentions and broker non-votes will have the same effect as a vote against Proposal 2, but will be counted toward the presence of a quorum. Unless a contrary specification is made, an executed and returned proxy card will be voted FOR approval of Proposal 2.

No Dissenter’s Rights

The Delaware Act does not grant Members of a Delaware limited liability company dissenter’s rights with respect to the amendment to the LLC Agreement.

Amendment

If the amendment is approved, the LLC Agreement will be amended as reflected in Appendix A, attached hereto.

The Board, including the Independent Managers, unanimously recommends that the Members vote to authorize the Amendment to the LLC Agreement.

VOTING INFORMATION

Record Date. Only Members of record at the close of business on September 28, 2009 will be entitled to vote at the Meeting. On that date, the number of outstanding interests of the Company was 295,210. All interests of the Company will vote in the aggregate.

You should send your proxy in by one of the following methods.

1.	Mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.
2.	Call the toll free number listed on the enclosed proxy card. Enter the control number on the enclosed proxy card and follow the telephone instructions.
3.	Use the Internet at www.proxyvote.com. Enter the control number on the enclosed proxy card and follow the instructions on the website.

In accordance with Section 18-302 of the Delaware Act and the LLC Agreement, Members may authorize the persons named as proxies to vote their interests by telephone, telecopier or other electronic means, including the Internet.

Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding interests entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as interests that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker “non-votes” will have the effect of a vote against the approval of the Proposals.

In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. When voting on a proposal to adjourn the Meeting, the proxy agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members in connection therewith. Any such adjournment will require the affirmative vote of a majority of those interests that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor adjournment. However, if a quorum is present at the Meeting but it appears that a proposal may not receive Member approval, the persons named as proxies may propose an adjournment of the Meeting.

For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following interests in favor of adjournment:

•	all interests for which they are entitled to vote in favor of (i.e., “FOR”) any of the Proposals that will be considered at the adjourned meeting; and
•	abstentions.

The persons named as proxies will vote the following interests against adjournment:

•	all interests for which they must vote “AGAINST” all Proposals that will be considered at an adjourned meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 28, 2009, certain beneficial owners, the managers, the executive officers and the directors and executive officers as a group held of record the following interests. Except as set forth below, to the Company’s knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company’s interests.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Interests	Excelsior Venture Investors III, LLC	187,409	63.5%
	John C. Hover II	200	*
	Victor F. Imbimbo, Jr.	0	*
	Stephen V. Murphy	200	*
	James D. Bowden	0	*
	Steven L. Suss	0	*
	Managers and executive officers as a group (5 persons)	400	*

*	Less than one percent.
(1)	The address for all is c/o Excelsior Venture Partners III, LLC, 225 High Ridge Road, Stamford, CT 06905.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the Company’s managers and executive officers and any persons holding more than 10% of the Company’s outstanding interests are required to report their ownership of the Company’s interests and any changes in ownership of the Company’s interests to the Company and the Securities and Exchange Commission. To the best of the Company’s knowledge, these filings have all been satisfied by the Company’s managers and executive officers.

OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

Members may receive a copy of the Company’s Form 10-Q for the period ended July 31, 2009 without charge by submitting a request in writing to the Company at: 225 High Ridge Road, Stamford, CT 06905. All of these documents are also on file with the Securities and Exchange Commission (the “SEC”). Members may view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov or (v) by Internet: www.sec.gov.

Only one proxy statement is being delivered to multiple Members sharing an address unless the Company has received contrary instructions from one or more of the Members. The Company will deliver promptly upon request a separate copy of the proxy statement to a Member at a shared address to which a single copy of the documents was delivered. Members can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at 225 High Ridge Road, Stamford, CT 06905, or via telephone at (866) 921-7951. Members sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

ADDITIONAL INFORMATION

Investment Adviser. BACA serves as the Investment Adviser to the Company. The Investment Adviser was created in 1998 principally to serve as an investment manager and advisor for third-party investors and Bank of America affiliates desiring investments in the private equity asset class. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is organized within Alternative Investment Asset Management (“AIAM”), which is a part of Global Wealth & Investment Management (“GWIM”), a division of Bank of America, and provides qualified clients with a range of alternative asset products. As of June 30, 2009, AIAM was overseeing approximately $31 billion in client assets.

GWIM is the wealth and investment management division of Bank of America, which serves, among others, affluent, wealthy, ultra wealthy and institutional clients. As of June 30, 2009, GWIM entities managed assets of $705.2 billion, which include assets under discretionary management and certain non-discretionary wrap assets.

Bank of America, a Delaware corporation headquartered in Charlotte, North Carolina, is a bank holding company and a financial holding company and is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. Bank of America services more than 59 million consumer and small business relationships with more than 6,100 retail banking offices and more than 4 million small business owners through a suite of online products and services. The company serves clients in more than 150 countries and has relationships with 99 percent of the U.S. Fortune 500 companies and 83 percent of the Fortune Global 500. Bank of America stock is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchanges.

Administrator. PNC Global Investment Servicing (U.S.) Inc. which is located at 400 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

Other. The Company does not currently employ a principal underwriter.

Officers. Officers of the Company are elected by the managers and hold office until they resign, or are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers:

Name and Address	Position(s) Held With the Company	Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Affiliations
James D. Bowden Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Since July 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).
Steve L. Suss Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).
Matthew J. Ahern Bank of America Capital Advisors LLC One Financial Center Boston, MA 02111 (Born 1967)	Senior Vice President	Since July 2008	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America (12/02 to present)
Marina Belaya Bank of America Capital Advisors LLC 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
Robert M. Zakem Bank of America Capital Advisors LLC 2 World Financial Center New York, NY 10281 (Born 1958)	Chief Compliance Officer	Since June 2009	GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services - US, UBS Financial Services, Inc. (12/04 to 07/06); Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp. (04/93 to 12/04).

APPENDIX A

AMENDMENT TO THE LLC AGREEMENT

AMENDMENT TO LIMITED LIABILITY COMPANY
OPERATING AGREEMENT OF EXCELSIOR VENTURE PARTNERS III, LLC

THIS AMENDMENT to the Limited Liability Company Operating Agreement of Excelsior Venture Partners III, LLC is made as of the [__] day of [_________], 2009 (the “Amendment”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement (as defined below).

WHEREAS, Excelsior Venture Partners III, LLC (the “Company”) was formed as a Delaware limited liability company on February 18, 2000 and the Initial Member, Special Member and Members entered into a Limited Liability Company Operating Agreement dated as of May 26, 2000 (the “LLC Agreement”);

WHEREAS, the Company’s Board of Managers and Members holding a majority of the outstanding securities of the Company at a Special Meeting of Members held on [_________], [__], 2009 (the “Special Meeting”), have approved the withdrawal of the Company’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and further approved the Company to continue its operations as a registered closed-end investment company;

WHEREAS, the Company’s Board of Managers and a Majority in Interest of the Members at the Special Meeting approved this Amendment to the LLC Agreement in order to eliminate the incentive carried interest payment among other such changes; and

WHEREAS, the Company’s Board of Managers and a Majority in Interest of the Members, acting pursuant to Section 14.3 of the LLC Agreement, wish to amend the LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby amend the LLC Agreement as follows:

1. Amendments.

a) The definition of “Incentive Carried Interest” in Article I is deleted in its entirety.

b) The second sentence of Section 2.3 is deleted in its entirety.

c) Section 4.2 is deleted in its entirety and replaced with:

“Disinterested Managers. Subject to the requirements of the Investment Company Act, at least a majority of the members of the Board of Managers shall be Disinterested Managers. If at any time the number of Disinterested Managers is less than a majority, action shall be taken pursuant to Section 4.1 or Section 4.4 to restore the number of Disinterested Managers to at least a majority.”

d) Section 6.4 is deleted in its entirety and replaced with:

“Removal of a Special Member. In the event of termination without renewal of an Investment Advisory Agreement with respect to a Special Member, the Special Member shall be removed and terminated as a Member.”

e) Section 7.4(a) is deleted in its entirety and replaced with “RESERVED.”

f) Section 7.4(b) is deleted in its entirety and replaced with:

“Member Allocations. Except as provided in this Agreement, all Net Profit (and items thereof) and all Net Loss (and items thereof) shall be allocated to the Members (other than the Special Member) in proportion to their Capital Investments.”

g) Section 8.2 is deleted in its entirety and replaced with:

“After provision for Company Expenses and establishment of working capital and other reserves as the Appropriate Officers shall deem appropriate, the Managers may cause all cash and other property received by the Company in respect of its investments in any Fiscal Period (collectively, “Investment Proceeds”) to be distributed to the Members of record on the record date set by the Managers with respect to such distribution, in proportion to such Member’s Capital Investment. A Manager, in its capacity as a Manager, shall not be entitled to any distributions.”

h) Section 9.2(d) is deleted in its entirety.

i) Section 13.2(b) is amended by adding the word “then” following the semicolon.

j) Section 13.2(c) is deleted in its entirety and replaced with “RESERVED.”

2. Except as amended or otherwise modified herein, the LLC Agreement shall remain in full force and effect, and all future references to the LLC Agreement shall mean the LLC Agreement as amended herein.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the day and year first above written.

EXCELSIOR VENTURE PARTNERS III, LLC
Name: Title:
MEMBERS By: Attorney-in-Fact
Name: Title: Manager (as Attorney-in-Fact)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17739-S50859

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

EXCELSIOR VENTURE PARTNERS III, LLC

The Board of Managers recommends you vote FOR the following proposals:

	For	Against	Abstain
1. To approve the withdrawal of the Company's election to be treated as a BDC and to continue the Company's operations as a registered closed-end investment company.	0	0	0
2. To approve the Amendment.	0	0	0

3. In their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

If this proxy is properly executed and received by the Company prior to the Meeting, the interests in the Company represented hereby will be voted.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please date and sign exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign. If interests in the Company are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M17740-S50859

EXCELSIOR VENTURE PARTNERS III, LLC

PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGERS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON DECEMBER 10, 2009

The undersigned hereby appoints Steven L. Suss as proxy, with full power to appoint one or more substitutes, and hereby authorizes him to represent and to vote, as designated on the reverse side, the interest in Excelsior Venture Partners III, LLC (the "Company") held of record by the undersigned on September 28, 2009 at the Special Meeting (the "Meeting") of Members of the Company to be held at the offices of the Company, 225 High Ridge Road, Stamford, Connecticut 06905 on December 10, 2009 at 11:30 a.m. (Eastern Standard Time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Company covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated November 11, 2009.

Only properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment thereof.